UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1740 Technology Drive, Suite 450 San Jose, CA 95110

(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2008, Selectica, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and fiscal year ended March 31, 2008. A copy of the press release is attached as Exhibit 99.1. On May 12, 2008, at 2:00 p.m. Pacific time, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
Exhibit 99.1	Press Release of Selectica, Inc., dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.

DATE: May 12, 2008	By:	/s/ Bill Roeschlein
Bill Roeschlein Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 99.1	Press Release of Selectica, Inc., dated May 12, 2008.